Zazove Convertible Securities Fund, Inc.


Annual Report
December 31, 2000

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

TABLE OF CONTENTS

RELATIVE HISTORICAL RETURNS                                 i

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                    1

STATEMENT OF ASSETS AND LIABILITIES                         2

SCHEDULE OF INVESTMENTS                                   3-5

STATEMENT OF OPERATIONS                                     6

STATEMENTS OF CHANGES IN NET ASSETS                         7

STATEMENT OF CASH FLOWS                                     8

NOTES TO FINANCIAL STATEMENTS                            9-13

FINANCIAL HIGHLIGHTS                                       14



Zazove Convertible Securities Fund, Inc.
Relative Historical Returns
12/31/95 - 12/31/00

Average Annualized Returns

One-Year  Three-Year  Five-Year

[A bar graph sets forth the Fund's one-year, three-year and five-year average annualized return verse the S&P 500, Russell 2000 and Lehman Aggregate Bond Index. The following schedule summarizes the information presented in the bar graph.]

               One-Year         Three-Year        Five-Year
Fund             +7.90              +9.91            +12.62
S&P 500          -9.10              +12.26           +18.33
Russell 2000     -3.02              +4.65            +10.32
Lehman Agg.      +11.61             +6.36            +6.46

The Fund's returns are presented after all fees and expenses. The Fund's returns prior to 1/1/99 are those of its predecessor, Zazove Convertible Fund, L.P. The returns of the S&P 500, Russell 2000 and Lehman Aggregate Bond Index are presented after the Reinvestment of dividends and interest. Past results are not a guarantee of future performance.

i

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Directors of Zazove Convertible
Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of ZAZOVE CONVERTIBLE SECURITIES FUND, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible Securities Fund, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP
Chicago, Illinois
February 13, 2001

1


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000


ASSETS

Investment securities, at fair value
  -- cost $41,509,624 (Note 1)                        $ 34,462,089
Receivables-
  Dividends                                                 69,166
  Interest                                                 312,645

          Total assets                                  34,843,900


LIABILITIES

Securities sold short, at fair value
  -- proceeds $12,231 (Note 1)                               4,230
Securities purchased, not settled                          608,756
Payables-
  Redemptions                                              535,381
  Margin account due to brokers                          2,398,292
  Accounting fees                                           23,000
  Margin interest                                            6,000
  Other                                                      5,101

          Total liabilities                              3,580,760

Net Assets                                            $ 31,263,140

ANALYSIS OF NET ASSETS-

Common stock ($.01 par value; 25,000,000 shares
authorized; 2,151,654 shares issued and
outstanding)                                          $     21,517
Paid in surplus                                         36,500,074
Accumulated undistributed net realized gains on
Investments                                              2,624,523
Accumulated distribution in excess of net
investment income                                         (843,440)
Net unrealized depreciation on investments and
securities sold short                                   (7,039,534)

NET ASSETS                                            $ 31,263,140
Net asset value per share (based on 2,151,654
shares outstanding)                                   $      14.53



The accompanying notes to financial statements are an integral part of this statement.

2

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2000


                                          Principal/        Fair
                                          Shares            Value
CONVERTIBLE PREFERRED STOCK - 38%

Budget Group Capital TR $3.125               52,400   $    628,800
Carriage Services Cap Trust $3.50            46,200        900,900
Finova Finance $2.75                         69,600        626,400
Frontier Insurance $3.125                    85,300        383,850
General Datacomm Industries $2.25            25,000        131,250
Hercules Inc. $65.00                          1,020        545,827
~Hybridon Inc. $6.50                          5,883         73,538
Metromedia Int'l Group, Inc. $3.625          85,000      1,211,250
Owens Corning Capital LLC $3.250             60,500         56,719
Radio One Inc. $65.00                         2,100      1,680,000
Simon Property Group Inc. $6.50              21,000      1,449,000
Sovereign Capital Trust $3.750               20,000        997,500
Titanium Metal Inc. $3.3125                  16,200        253,125
~Treev $0.84                                166,800      1,751,400
**Village Roadshow $3.25                     45,500      1,183,000

       Total convertible preferred stock
       (cost -- $15,860,070)                            11,872,559


CONVERTIBLE BONDS - 72%

+AMF Bowling, 0.000% Due 05-12-18         9,250,000         17,344
+APP Finance VI Mauritius, 0.000%
   Due 11-18-12                           5,580,000        446,400
**APP Finance VII Mauritius, 3.500%
   Due 04-30-03                           1,245,000        404,625
Aames Financial Corp., 5.500%
   Due 03-15-06                              35,000          7,000
**Alliant Energy, 4.912% Due 02-15-30        20,000      1,090,000
Alterra Healthcare Corp., 6.750%
   Due 06-30-06                              40,000          5,600
*Altos Hornos De Mexico, 5.50%
   Due 12-15-01                             500,000        190,000
+Avon Products, 0.000% Due 07-12-20       2,350,000      1,216,125
BankAtlantic Bancorp Inc., 6.750%
   Due 07-01-06                           1,847,000      1,542,245
BankAtlantic Bancorp Inc., 5.625%
   Due 12-01-07                               5,000          3,450
+Cadbury Schweppes PLC, 0.000%
   Due 02-09-18                           3,000,000      1,008,750
+Clear Channel Communications, Inc.,
   0.000% Due 02-09-18                    2,000,000        982,500
Commscope Inc., 4.000% Due 12-15-06         750,000        552,188
Gener S.A., 6.000% Due 03-01-05           1,200,000      1,287,000
Johnson and Johnson, 4.750% Due 02-15-05    600,000        821,628
Kellstrom Industries, 5.750% Due 10-15-02    35,000         15,225
**Korea Deposit Insurance, 2.250%
   Due 10-11-05                             500,000        509,375
Lamar Advertising, 5.250% Due 09-15-06       10,000         10,269

3

Mail-Well Inc., 5.000% Due 11-01-02          20,000         15,100
NCS Healthcare Inc., 5.750% Due 08-15-04    750,000         90,000
+Network Associates Inc., 0.000%
   Due 02-13-18                           1,280,000        374,400
+Pep Boys, 0.000% Due 09-20-11            2,000,000      1,170,000
Personnel Group, 5.750% Due 07-01-04      3,000,000      1,275,000
Quadramed Corporation, 5.250%
   Due 05-01-05                           1,005,000        351,750
Rite Aid Corporation, 5.250%
   Due 09-15-02                           2,630,000        733,112
+Solectron Corp., 0.000% Due 05-08-20     1,100,000        621,500
+Solectron Corp., 0.000% Due 11-20-20     2,000,000      1,025,000
SpaceHab Inc., 8.000% Due 10-15-07          250,000        167,500
Standard Commercial Corp., 7.250%
   Due 03-31-07                              50,000         32,500
**Thermo Fibertek Inc., 4.500%
   Due 07-15-04                              35,000         29,750
+Tribune, 0.000% Due 04-15-17             2,000,000      1,292,500
U.S. Diagnostic Labs Inc., 9.000%
   Due 03-31-03                           1,544,000      1,235,200
**U.S. Diagnostic Labs Inc., 6.500%
   Due 06-30-01                             630,000        551,250
UBS Jersey/SONY, 1.000% Due 05-05-03        300,000        330,000
United Parcel Service, Inc., 1.750%
   Due 09-27-07                             750,000        787,500
WPP Group PLC, 3.000% Due 01-15-05          350,000        345,625
+Wellpoint Health Network, 0.000%
   Due 07-02-19                           2,250,000      1,974,375

       Total convertible bonds
       (cost -- $25,518,115)                            22,511,786


COMMON STOCK - 0%

Ascent Assurance, Inc.                       10,676         10,675
Treev Inc.                                   16,327         64,288

       Total common stock
       (cost -- $131,439)                                   74,963


OTHER - 0%

Hybridon Class A Wts '03                     29,671          2,781

       Total other (cost -- $ 0)                             2,781

       Total investment securities
       (cost -- $41,509,624)                            34,462,089


SHORT STOCK - (0%)

NCS Healthcare, Inc.                        (42,300)        (4,230)

       Total short stock
       (proceeds -- $12,231)                                (4,230)

Other assets less liabilities -- (10%)                  (3,194,719)

Net assets - 100%                                    $  31,263,140


The above percentages were computed as a percentage of net assets.

+  Nonincome producing
* This security is currently in default and interest is not being accrued on the position.

4

** These securities are subject to contractual or legal restrictions on their sale. At December 31, 2000, the value of these securities was $3,768,000, representing 11% of investment securities at fair value.
~ Dividends received on these positions are paid in kind with common stock in lieu of cash disbursement.

The accompanying notes to financial statements are an integral part of this schedule.

5

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000


INVESTMENT INCOME:

  Interest                                           $   1,218,562
  Dividends                                              1,189,352
  Other                                                      4,349

       Total investment income                           2,412,263

EXPENSES:

  Management fees (Note 4)                                 611,985
  Margin interest                                          481,514
  Transfer agency fees                                      58,158
  Custodian fees                                             6,322
  Director fees                                              6,000
  Professional fees                                         24,347
  Other                                                      3,715

       Total expenses                                    1,192,041

       Net investment income                             1,220,222

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:

Net realized gains on investments and short securities   6,630,048
Net change in unrealized appreciation/depreciation
 of investments and short securities                    (5,168,339)

       Net gains on investments and short securities     1,461,709

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          $   2,681,931

The accompanying notes to financial statements are an integral part of this statement.

6

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2000 and 1999

                                           2000            1999
OPERATIONS:

Net investment income                 $  1,220,222   $   1,184,706
Net realized gains on investments
 and short securities                    6,630,048       2,829,776
Net change in unrealized appreciation/
 depreciation of investments and short
 securities                             (5,168,339)      2,402,748

Net increase in net assets resulting
 from operations                         2,681,931       6,417,230

DISTRIBUTIONS PAID:

From net investment income              (1,220,222)     (1,184,706)
In excess of net investment income        (668,808)       (174,632)
From net realized gains                 (4,822,754)     (1,992,757)

Net decrease in net assets resulting
 from distributions paid                (6,711,784)     (3,352,095)

CAPITAL SHARE TRANSACTIONS:

Proceeds from-

  Shares sold                            2,335,298       2,314,323
  Shares from reinvestment of
   Dividends                             6,596,762       3,329,203
Payments for-
  Shares redeemed                       (4,405,888)     (8,989,426)
  Net partnership interests
   withdrawn **                              -          (5,335,970)

Net increase (decrease) in net assets
 resulting from capital share
 transactions                            4,526,172      (8,681,870)

NET INCREASE (DECREASE) IN NET ASSETS      496,319      (5,616,735)

NET ASSETS, beginning of year           30,766,821      36,383,556

NET ASSETS, end of year (including
 accumulated distribution in excess of
 net investment income of $843,440 and
 $174,632 respectively)               $ 31,263,140   $  30,766,821


**  January 1, 1999 Zazove Convertible Fund, L.P. activity.

The accompanying notes to financial statements are an integral part of these statements.

7

ZAZOVE CONVERTIBLE SECURTIES FUND, INC.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from
 Operations                                          $   2,681,931
Adjustments to reconcile net increase in net
 assets resulting from operations to net cash used
 in operating activities-
  Net change in unrealized appreciation/depreciation
   of investments and short securities                   5,168,339
  Net realized gains on investments and short
   Securities                                           (6,630,048)
  Increase in dividends receivable                         (18,549)
  Increase in interest receivable                           (8,600)
  Increase in accounting fees payable                        1,000
  Decrease in margin interest payable                       (4,309)
  Decrease in other payables                                    (1)

       Net cash provided by operating activities         1,189,763

CASH FLOWS FROM INVESTING ACTIVITIES:

Cash received from-
  Sale of investment securities                         51,689,326
  Securities sold short                                  2,870,612
  Securities sold in prior period, settled this period   2,768,163
Cash paid-
  To purchase securities                               (47,392,495)
  To cover short sales                                  (3,729,046)

       Net cash provided by investing activities         6,206,560

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from-
  Shares sold                                            1,806,671
  Shares from reinvestment of dividends                  6,596,762
Payments for-
  Shares redeemed                                       (6,214,805)
  Dividends distributed                                 (6,711,784)
  Decrease in margin account due to brokers             (2,875,690)

       Net cash used in financing activities            (7,398,846)

NET DECREASE IN CASH AND CASH EQUIVALENTS                   (2,523)

CASH AND CASH EQUIVALENTS, beginning of year                 2,523

CASH AND CASH EQUIVALENTS, end of year               $         -


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Shareholder contribution of securities               $     528,627


The accompanying notes to financial statements are an integral part of this statement.

8

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified management investment company that operates as a closed-end interval Fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, L.L.C., is the Fund's investment advisor. The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

The following is a summary of significant accounting policies:

Security valuations

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Board of Directors.

Cash and cash equivalents

For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments.

Other policies

The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the first-in, first-out cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

9

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Current Accounting Matters

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide").
The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

2.  DIRECTORS AND OFFICERS

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman.
Each of the three directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day to day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the shareholders or the directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

3.  SHARES

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of theDirectors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

10

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholder thereafter.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of changes in Shares/Units

                                             2000           1999
                                            Shares         Shares
Subscriptions/Contributions to fund         127,094        138,738
Issued in reinvestment of distributions     440,031        211,512
Redemptions/Withdrawals from fund          (237,455)      (535,148)
Net partnership interests withdrawn **         -          (344,923)

  Net increase/(decrease)                   329,670       (529,821)

Shares outstanding at the beginning
 of year                                  1,821,984      2,351,805
Shares outstanding at the end of year     2,151,654      1,821,984

** January 1, 1999 Zazove Convertible Fund, L.P. activity.

4.  MANAGEMENT ARRANGEMENTS

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Adviser pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.

                                      Net assets in
                                        excess of      Net assets
                 First $20,000,000   $20,000,000 up   in excess of
Net assets         in net assets     to $70,000,000   $70,000,000

Annual Management
Fee Rate               2.00%              1.50%         1.00%

11

5.  EXPENSES

The Fund bears all normal costs and expenses of its operations including: management fees; brokerage commissions; custody fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with offering shares in the Fund. No portion of the Investment Advisor's or its affiliate's general overhead costs will be allocated to the Fund. The custodian fees are paid to UMB Bank, N.A. and the transfer agent fees are paid to Sunstone Financial Group, Inc.

6.  INCOME TAXES

The Fund has elected to be treated and to qualify each year as a "regulated investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended and therefore will not generally be liable for Federal income taxes to the extent taxable income is distributed on a timely basis.

7.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2000, purchases of investment securities (excluding short-term securities) were $47,392,495 and proceeds from sales were $51,689,326. For federal income tax purposes, at December 31, 2000, the gross unrealized depreciation on investments was $10,244,506, and the gross unrealized appreciation was $1,496,804. The cost of investments for federal income tax purposes was $43,209,790 at December 31, 2000.

8.  OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund engages in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At December 31, 2000, the market value of securities sold short was $4,230. These short positions are hedged positions and, as a result, any increase in the Partnership's obligation related to these short positions will generally be offset by gains in the related long convertible positions.

At December 31, 2000, the three largest industry concentrations were as follows (as a percentage of investment securities at fair value):

    Medical Services                          11.0%
    Miscellaneous Consumer Growth Staples      8.4%
    Broadcasting                               7.7%

12

At December 31, 2000, the three largest country concentrations were as follows (as a percentage of investment securities at fair value):

    United States                             80.0%
    Great Britain                              3.9%
    Chile                                      3.8%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At December 31, 2000, the Fund owed the brokerage firm $2,398,292 for securities purchased on margin. The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate plus 70 basis points. At December 31, 2000, the cash paid for margin interest expense was $485,823.

13

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Years Ended December 31, 1996 through 2000
Per Share/Unit Operating Performance


                           2000    1999   1998(*)  1997(*)  1996(*)
Net Asset Value,
 beginning of year        $16.89  $15.47  $15.40   $14.09   $11.29

Income from investment
 operations:

Net investment income       0.65    0.63    0.54     0.70     0.54
Net realized and
 Unrealized gains or
 losses on investments      0.70    2.71   (0.47)    0.61     2.26

Total from investment
 Operations                 1.35    3.34    0.07     1.31     2.80

Less Distributions

From net investment income (0.65)  (0.63)    N/A      N/A      N/A
In excess of net
 investment income         (0.39)  (0.15)    N/A      N/A      N/A
From capital gains         (2.67)  (1.14)    N/A      N/A      N/A

Total distributions        (3.71)  (1.92)    N/A      N/A      N/A

Net Asset Value,
 end of year              $14.53  $16.89  $15.47   $15.40   $14.09


Total return               7.90%  22.50%   0.45%    9.30%   24.80%



RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year
   $31,263,140  $30,766,821  $36,383,556  $37,347,668  $34,774,671

Ratio of expenses to
 average net assets        2.08%   2.16%   2.16%    2.00%    2.31%
Ratio of net investment
 income to average net
 assets                    3.58%   3.72%   3.43%    4.57%    4.51%
Portfolio Turnover rate     118%    222%    365%     405%     276%


(*) Figures are those of the Fund's predecessor, Zazove Convertible
    Fund, L.P., see Note 1 for more information.
N/A - Not applicable as all income and capital gains were allocated directly to the partners' capital accounts.

14

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS					Andrew  J. Goodwin, III
						Jack L. Hansen
						Steven M. Kleiman
						Peter A. Lechman
						Gene T. Pretti

OFFICERS					Gene T. Pretti
						Steven M. Kleiman

INVESTMENT ADVISOR			Zazove Associates, LLC
						940 Southwood Blvd., Suite 200
						Incline Village, NV  89451

CUSTODIAN					UMB Bank N.A.
						928 Grand Avenue
						Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS			Arthur Andersen, LLP
						33 W. Monroe Street
						Chicago, IL  60603

DIVIDEND-DISBURSING			Sunstone Financial Group, Inc.
AND TRANSFER AGENT			803 W. Michigan Street, Suite A
						Milwaukee, WI  53233